Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents
Cash and cash equivalents

Note 11. Cash and cash equivalents

	As of December 31,
(in thousands of euros)	2022	2023	2024
Other cash equivalents(1)	16,798	17,933	70,655
Cash at bank and at hand	69,939	8,985	25,908
Cash and cash equivalents	86,736	26,918	96,564

(1)Other cash equivalents correspond to short term bank deposits.

As of December 31, 2024, cash and cash equivalents amounted to €96.6 million compared to €26.9 million as of December 31, 2023, an increase of €69.6 million due to a net cash used in operating activities of €85.9 million, a net cash generated by investing activities of €8.7 million, and a net cash generated by financing activities of €145.6 million.

For the period ended December 31, 2024, the net cash generated from financing activities amounted to €145.6 million, compared to €29.1 million in 2023. The change is due to the receipt of:

●	The second tranche of €25 million drawn in January 2024 under the Finance Contract with the EIB,
●	Aggregate gross proceeds of €20.1 million (net proceeds €19.7 million) from the issuance of 2024 Royalty Certificates in July 2024,
●	Aggregate gross proceeds of €94.1 million (net proceeds €86.2 million) from the issuance of ordinary shares and prefunded warrants in October 2024 as part of the Structured Financing,
●	Aggregate gross proceeds of €21.4 million (net proceeds €19.8 million) from the issuance of ordinary shares and prefunded warrants in December 2024 as part of the Structured Financing.

(see Note 1.2. – Significant events of 2024).